UMB SCOUT FUNDS

STOCK FUND
(UMBSX)

SEMIANNUAL REPORT   DECEMBER 31, 1999



No-load mutual funds with primary emphasis on long-term growth of both capital and income.


TO THE SHAREHOLDERS

The UMB Scout Stock Fund closed the quarter ended December 31, 1999 at $19.12 per share and had a total return (price change and reinvested distributions) of 8.39% for the quarter. The UMB Scout Stock Select Fund closed the quarter at $10.10 per share and had a total return (price change and reinvested distributions) of 7.57%.

The objective of these funds is to provide investors with long-term growth of both capital and dividend income;
current yield is secondary to the long-term growth objective.

What a year! World markets were up as economic recovery came to Southeast Asia and Eastern Europe. The stock markets responded accordingly. European and U.S. markets also continued to do well, but the real excitement was in Southeast Asia where markets rebounded strongly from the 1997 collapse, and in Japan, where the market came back to life in 1999. Latin American markets also improved, although their economies are still mired in recession.

The U.S. economy has fared the best, having consistently sailed through the crises in Southeast Asia and Eastern
Europe. Now that the other economies of the world have improved, the United States economy should slow down. At least this is what Federal Reserve Chairman Alan Greenspan hopes.

We have been able to maintain a high growth rate in the U.S.
economy without inflation primarily because the rest of the world has been lagging. Now that foreign economies are doing better, we will have to worry more about inflationary pressures in this country.

One of the common denominators of these markets has been the role of commodities. As economies have improved worldwide, commodity pricing has improved as well. According to the stock markets, this has been most apparent in petroleum products, aluminum and paper. Much of the under-developed world is driven by commodity prices such as these, so we expect that their economies should improve as well.

In addition to stronger commodity prices, one of the factors that could permit an increase in pricing pressures in this country would be a weaker dollar. But this would be the normal by-product of our U.S. growth lagging in relationship to the rest of the world.

Worldwide, the hot areas have been technology and telecommunications. We have raised our weighting in technology substantially, although we are still slightly under-weighted relative to the Standard & Poor's 500. We have added quality names like Intel, Molex, Gateway and Sun Microsystems, in addition to expanding some of the existing positions. We do not own Internet stocks at this point. They currently show all the characteristics of participating in a speculative bubble where investors buy stocks because they are going up, rather than because of any measurable evaluations.

For other sectors, 1999 was not nearly as dramatic. Without the 50 or so technology stocks that have lead the market, the remainder of Standard & Poor's 500 have, on average, been flat to down. This is applied to both traditional value sectors like raw materials and to some of the traditional growth sectors such as drugs and other consumer staples.

Indeed, the close of 1999 saw a dramatic spread between returns for technology stocks and the rest of the market.
This was driven by two factors; first was tax-loss selling, where investors sold stocks to recognize their losses.
Almost anything that was down was pushed further down by people scraping the barrel to recognize losses to offset the good gains they had earned during the year. The second factor was year-end window dressing as many managers scrambled to sell their embarrassing securities and load up on the things that were working very well. We have to remember that most mutual funds and institutional portfolios are viewed with year-end positions and the transactions aren't seen.

We did not participate in this process, because we feel that it is an uneconomic activity which would not be in our investors' best interest. To the contrary, we try to take advantage of the practice by buying some of the depressed stocks at the end of the year and hopefully selling them at better prices early in the following year. A number of holdings were down and may not meet our criteria going forward, but we were reluctant to sell them at the end of the year when everyone else was doing so. Our shareholders will be much better off because we exercised our patience rather than trying to "dress up" the portfolio for our year-end statement.

The stocks' expected growth rate held steady, especially the top line, or sales growth, expected in future years. The beta has increased slightly, though it still is low in comparison to most stock funds. At the same time, we have been able to lower the financial leverage in companies in the portfolio and have actually lowered the expected earnings-price ratio.

We have made some changes in the Scout Stock Fund portfolio over the last quarter, which were designed to increase the growth prospects without substantially increasing the risk profile. We have had a net reduction of 17 positions in the portfolio. We think that the stocks that have been added, and the remaining stocks, will have a better focus going forward. The stocks in the present portfolio are expected to show better growth and carry a slightly higher volatility as measured by the stocks' beta. At the same time we have been able to keep the price-earnings ratio constant and actually lowering the financial leverage of the companies in our portfolio.

We appreciate you as a valued shareholder of UMB Scout Stock
Fund and encourage your questions and comments.

Sincerely,

/s/James L. Moffett
James L. Moffett

UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - HYPOTHETICAL GROWTH OF $10,000 - UMB SCOUT STOCK FUND (UMBSX)

CHART - HYPOTHETICAL GROWTH OF $10,000 - UMB SCOUT STOCK SELECT FUND

CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Fund (UMBSX)
as of December 31, 1999
                                1 Year  3 Years  5 Years  10 Years
UMB Scout Stock Fund            13.31%   13.85%   14.36%   11.24%
Lipper Growth and Income
  Fund Index*                   11.86%   17.28%   20.62%   14.39%
S&P 500*                        21.04%   27.56%   28.56%   18.21%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Select Fund
as of December 31, 1999
                                Quarter        Inception
UMB Scout Stock Select Fund      7.57%           1.76%
Lipper Growth and Income
  Fund Index*                    8.96%            N.A.
S&P 500*                        14.88%            N.A.

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Fund (UMBSX)
                                            Market      Percent
                                        Value (000's)  of Total
Motorola, Inc.                           $   4,712       2.85%
Molex, Inc.                                  4,535       2.75%
International Business Machines Corp.        4,320       2.62%
Gateway, Inc.                                3,963       2.40%
Texas Instruments, Inc.                      3,875       2.35%
Sun Microsystems                             3,872       2.35%
Apple Computer, Inc.                         3,598       2.18%
Intel Corp.                                  3,581       2.17%
Kimberly-Clark Corp.                         3,263       1.98%
Lucent Technologies, Inc.                    2,993       1.81%
Top Ten Equity Holdings Total:           $  38,711*     23.45%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Select Fund
                                            Market      Percent
                                        Value (000's)  of Total
Motorola, Inc.                           $    191        2.8%
Gateway, Inc.                                 187        2.7%
Sun Microsystems                              164        2.4%
Molex, Inc.                                   159        2.3%
Bard (C.R.), Inc.                             148        2.1%
Hewlett-Packard Co.                           148        2.1%
Apple Computer, Inc.                          144        2.1%
Mylan Laboratories, Inc.                      144        2.1%
Engelhard Corp.                               142        2.0%
Knight Ridder, Inc.                           141        2.0%
Top Ten Equity Holdings Total:           $  1,569*      22.7%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - FUND DIVERSIFICATION - UMB SCOUT STOCK FUND (UMBSX)

CHART - FUND DIVERSIFICATION - UMB SCOUT STOCK SELECT FUND

CHART - HISTORICAL PER-SHARE RECORD
UMB Scout Stock Fund (UMBSX)
                      Income &                 Cumulative*
             Net     Short-Term   Long-Term     Value Per
            Asset      Gains        Gains      Share Plus
            Value   Distribution Distribution Distributions
12/31/82   $  9.87    $ 0.03      $    -       $   9.90
12/31/83     11.34      0.86           -          12.23
12/31/84     11.20      0.62        0.11          12.82
12/31/85     12.74      0.73        0.22          15.31
12/31/86     12.78      0.51        1.01          16.87
12/31/87     11.87      0.78        0.97          17.71
12/31/88     12.62      0.49        0.39          19.34
12/31/89     13.87      0.62        0.49          21.70
12/31/90     12.76      0.59        0.21          21.39
12/31/91     15.40      0.48           -          24.51
12/31/92     15.77      0.39        0.31          25.58
12/31/93     16.24      0.38        0.79          27.21
12/31/94     15.01      0.46        1.19          27.63
12/31/95     16.34      0.73        0.87          30.56
12/31/96     16.97      0.47        0.62          32.28
12/31/97     19.01      0.46        1.00          35.78
12/31/98     18.86      0.45        1.10          37.18
12/31/99     19.12      0.40        1.79          39.62

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.

CHART - HISTORICAL PER-SHARE RECORD
UMB Scout Stock Select Fund
                      Income &                 Cumulative*
             Net     Short-Term   Long-Term    Value Per
            Asset      Gains        Gains      Share Plus
            Value   Distribution Distribution Distributions
12/31/99    $10.10    $ 0.07      $    -         $10.17

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS           December 31, 1999 (unaudited)

Statement of Net Assets
                                                                MARKET
 SHARES   COMPANY                                               VALUE

STOCK PORTFOLIO
COMMON STOCKS - 84.19%
Basic Materials - 5.92%
 85,000   Brush Wellman, Inc.                            $   1,429,063
100,000   Engelhard Corp.                                    1,887,500
 50,100   International Paper Co.                            2,827,519
 76,000   Mallinckrodt Group, Inc.                           2,417,750
 30,000   Rohm & Haas Co.                                    1,220,625
                                                             9,782,456
Capital Goods - 2.26%
125,000   Calgon Carbon Corp.                                  742,188
 35,000   Grainger (W.W.), Inc.                              1,673,438
 50,000   Snap-On, Inc.                                      1,328,125
                                                             3,743,750
Consumer Cyclical - 7.12%
 40,000   Block (H&R), Inc.                                  1,750,000
 14,000   Gannett Co., Inc.                                  1,141,875
 15,000   General Motors Corp.                               1,090,313
 40,000   Genuine Parts Co.                                    992,500
 28,934   Limited, Inc.                                      1,253,204
 24,000   Masco Corp.                                          609,000
 48,900   Pharmacia & Upjohn, Inc.                           2,200,500
120,000   Stride Rite Corp.                                    780,000
 54,500   TJX Co., Inc.                                      1,113,844
  4,133   Too, Inc.                                             71,294
 19,644   Tyco International                                   763,661
                                                            11,766,190
Consumer Staples - 16.52%
 40,000   Alza Corp.                                         1,385,000
 30,000   Amgen, Inc.                                        1,801,875
  3,000   Anheuser-Busch Companies, Inc.                       212,625
105,000   Archer Daniels Midland Co.                         1,279,688
 40,000   Bard (C.R.), Inc.                                  2,120,000
 77,000   Brinker International                              1,848,000
 24,000   Bristol-Myers Squibb Co.                           1,540,500
200,000   Covance, Inc.                                      2,162,500
 40,000   Dayton Hudson Corp                                 2,937,500
 16,000   Heinz (H.J.) Co.                                     637,000
 50,000   Kimberly-Clark Corp.                               3,262,500
 23,700   Lance, Inc.                                          237,000
 40,000   McDonalds Corp.                                    1,612,500
 30,000   Merck & Co., Inc.                                  2,011,875
 65,400   Mylan Laboratories, Inc.                           1,647,263
 74,500   Pepsico                                            2,626,125
                                                            27,321,950
Energy - 6.89%
 20,000   Atlantic Richfield Co.                             1,730,000
 60,000   Halliburton Co.                                    2,415,000
 35,000   Kerr-McGee Corp.                                   2,170,000
 30,000   Phillips Petroleum Co.                             1,410,000
 24,000   Schlumberger Limited                               1,350,000
 65,000   Union Pacific Resources Group, Inc.                  828,750
 60,000   USX-Marathon Group                                 1,481,250
                                                            11,385,000
Financial - 4.55%
 70,000   AON Corp.                                         $2,800,000
100,000   Firstmerit Corp.                                   2,300,000
 60,500   Lincoln National Corp. Indiana                     2,420,000
                                                             7,520,000
Technology - 27.00%
 35,000   Apple Computer, Inc.                               3,598,438
 37,500   A T & T                                            1,903,125
 40,000   Boeing Co.                                         1,662,500
  3,000   Cisco Systems, Inc.                                  321,375
 23,625   Compaq Computer Corp.                                639,352
 10,000   Electronic Data Systems Corp.                        669,375
 55,000   Gateway, Inc.                                      3,963,438
 43,500   Intel Corp.                                        3,580,594
 40,000   International Business Machines Corp.              4,320,000
 40,000   Lucent Technologies, Inc.                          2,992,500
 80,000   Molex, Inc.                                        4,535,000
 32,000   Motorola, Inc.                                     4,712,000
 40,000   Novell, Inc.                                       1,592,500
 20,000   PE Corp-PE Biosystems, Inc.                        2,406,250
 50,000   Sun Microsystems                                   3,871,875
 40,000   Texas Instruments, Inc.                            3,875,000
                                                            44,643,320
Transportation & Services - 2.26%
 48,000   FDX Corp.                                          1,965,000
100,000   Southwest Airlines Co.                             1,618,750
  4,656   Transocean Sedco Forex Inc.                          156,849
                                                             3,740,599
Utilities - 11.67%
 40,000   Ameren Corp.                                       1,310,000
 32,000   Bell Atlantic Corp.                                1,970,000
 55,000   BellSouth Corp.                                    2,574,688
 27,067   Comsat Corp.                                         537,957
 65,000   Entergy Corp.                                      1,673,750
 43,000   Florida Progress Corp.                             1,819,438
  7,000   GTE Corp.                                            493,938
 50,000   SBC Communications, Inc.                           2,437,500
 50,000   Scana Corp.                                        1,343,750
 35,000   Texas Utilities Co.                                1,244,688
 22,273   US West, Inc.                                      1,610,856
 75,000   Williams Companies, Inc.                           2,292,188
                                                            19,308,750

TOTAL COMMON STOCKS - 84.19%                               139,212,016

 FACE                                                           MARKET
AMOUNT    DESCRIPTION                                           VALUE

CONVERTIBLE CORPORATE BONDS - 0.50%
$1,000,000   WMX Technologies, Inc., Cv. Sub. Notes,
              2.00%, due January 24, 2005                      823,750

SHORT-TERM CORPORATE NOTES - 13.36%
 1,000,000   American Tel & Telegraph Co.,
              5.86%, due February 4, 2000                      994,303
 1,500,000   Du Pont E I De Nemours & Co.,
              5.78%, due January 21, 2000                    1,494,943
 1,000,000   Gillette Co., 6.15%, due January 7, 2000          998,804
 1,000,000   Progress Cap Holdings Inc.
              5.33%, due January 10, 2000                      998,361
 1,500,000   Progress Cap Holdings Inc.,
              5.90%,  due January 14, 2000                   1,496,558
14,110,000   Northern Trust Repo,
              3.50%, due January 3, 2000                    14,110,000
 1,500,000   Wisconsin Electric Power Co.,
              6.10%, due January 12, 2000                    1,995,933

TOTAL SHORT-TERM CORPORATE NOTES  - 13.36%                  22,088,902

GOVERNMENT-SPONSORED ENTERPRISES - 1.81%
 2,000,000   Federal National Mortgage Assn.,
              5.47%, due January 8, 2000                     1,988,148
 1,000,000   Federal National Mortgage Assn.,
              5.50%, due January 20, 2000                      996,944

TOTAL GOVERNMENT-SPONSORED ENTERPRISES - 1.81%               2,985,093

TOTAL INVESTMENTS - 99.86%                                 165,109,761

Other assets less liabilities - 0.14%                          238,479

TOTAL NET ASSETS - 100.00%
(equivalent to $19.12 per share; 20,000,000 shares
of $1.00 par value capital shares authorized;
8,648,551.690 shares outstanding)                        $ 165,348,240

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS           December 31, 1999 (unaudited)

Statement of Net Assets
                                                                MARKET
 SHARES   COMPANY                                               VALUE

STOCK SELECT PORTFOLIO
COMMON STOCKS - 95.96%
Basic Materials - 7.17%
 5,000    Brush Wellman, Inc.                            $      84,063
 7,500    Engelhard Corp.                                      141,563
 2,200    International Paper Co.                              124,163
 2,350    Mallinckrodt Group, Inc.                              74,759
 1,000    Weyerhaeuser Co.                                      71,813
                                                               496,359
Capital Goods - 5.51%
 1,000    Cooper Industries, Inc.                               40,438
 2,000    Emerson Electric Co.                                 114,750
 2,400    Grainger (W.W.), Inc.                                114,750
 4,200    Snap-On, Inc.                                        111,563
                                                               381,500
Consumer Cyclical - 10.88%
 1,000    American Greetings Corp.                              23,625
 1,400    Block (H&R), Inc.                                     61,250
 1,000    Donnelley (R.R.) & Sons Co.                           24,813
 3,200    Genuine Parts Co.                                     79,400
 2,375    Knight Ridder, Inc.                                  141,313
 2,400    Limited, Inc.                                        103,950
 1,400    Pharmacia & Upjohn, Inc.                              63,000
 3,900    Stride Rite Corp.                                     25,350
   257    Too, Inc.                                              4,433
 6,000    TJX Co., Inc.                                        122,625
 2,000    TRW, Inc.                                            103,875
                                                               753,633
Consumer Staples - 21.32%
   800    Alza Corp.                                            27,700
 1,800    Amgen, Inc.                                          108,113
   800    Anheuser-Busch Companies, Inc.                        56,700
 8,290    Archer Daniels Midland Co.                           101,034
 2,800    Bard (C.R.), Inc.                                    148,400
 2,000    Bristol-Myers Squibb Co.                             128,375
11,400    Covance, Inc.                                        123,263
 4,300    Darden Restaurants, Inc.                              77,938
 1,800    Dayton Hudson Corp.                                  132,188
   600    International Flavors & Fragrances, Inc.              22,650
 1,800    Kimberly-Clark Corp.                                 117,450
 2,700    McDonalds Corp.                                      108,844
   900    Merck & Co., Inc.                                     60,356
 5,700    Mylan Laboratories, Inc.                             143,569
 3,400    Pepsico, Inc.                                        119,850
                                                             1,476,428
Energy - 7.27%
 4,000    Burlington Resources, Inc.                           132,250
 3,000    Halliburton Co.                                      120,750
 1,400    Kerr-McGee Corp.                                      86,800
 4,300    Union Pacific Resources Group, Inc.                   54,825
 4,400    USX-Marathon Group                                   108,625
                                                               503,250
Financial - 5.09%
 2,700    AON Corp.                                            108,000
 4,900    Firstmerit Corp.                                     112,700
 3,300    Lincoln National Corp. Indiana                       132,000
                                                               352,700
Technology - 24.09%
 1,400    Apple Computer, Inc.                                 143,938
 1,000    AT & T                                                50,750
 2,600    Boeing Co.                                           108,063
 2,600    Gateway, Inc.                                        187,363
 1,300    Hewlett-Packard Co.                                  148,119
 1,600    Intel Corp.                                          131,700
 1,130    International Business Machines Corp.                122,040
 1,400    Lucent Technologies, Inc.                            104,738
 2,800    Molex, Inc.                                          158,725
 1,300    Motorola, Inc.                                       191,425
 2,400    Novell, Inc.                                          95,550
 2,120    Sun Microsystems                                     164,168
 2,700    Xerox Corp.                                           61,256
                                                             1,667,833
Transportation & Services - 4.16%
 1,400    CNF Transportation, Inc.                              48,300
 2,700    FDX Corp.                                            110,531
 8,000    Southwest Airlines Co.                               129,500
                                                               288,331
Utilities - 10.45%
   700    Ameren Corp.                                          22,925
 1,100    Bell Atlantic Corp.                                   67,719
 2,700    BellSouth Corp.                                      126,394
 4,000    Entergy Corp.                                        103,000
 1,600    Florida Progress Corp.                                67,700
 1,300    GTE Corp.                                             91,731
 2,400    SBC Communications, Inc.                             117,000
   800    Scana Corp.                                           21,500
 1,600    Texas Utilities Co.                                   56,900
 1,600    Williams Companies, Inc.                              48,900
                                                               723,769

TOTAL COMMON STOCKS - 95.96%                                 6,643,803

  FACE                                                          MARKET
 AMOUNT   COMPANY                                               VALUE

REPURCHASE AGREEMENT - 3.97%
$275,000  Northern Trust Co., 3.50%, due January 3, 2000
             (Collateralized by U.S. Treasury Notes,
            5.38%, due July 31, 2000)                          275,000

TOTAL INVESTMENTS - 99.93%                                   6,918,803

Other assets less liabilities - 0.07%                            5,032

TOTAL NET ASSETS - 100.00%
(equivalent to $10.10 per share; 10,000,000 shares
of $1.00 par value capital shares authorized;
685,204.196 shares outstanding)                          $   6,923,835

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
                                                                      STOCK
                                                     STOCK            SELECT
ASSETS:
 Investment securities, at market value
   (identified cost $117,136,342 and
     6,746,763, respectively)                     $165,109,761    $  6,918,803
 Cash                                                   33,902          (1,592)
 Dividends receivable                                  195,910           6,624
 Interest receivable                                     8,667               -
     Total assets                                  165,348,240       6,923,835
NET ASSETS                                        $165,348,240    $  6,923,835

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $116,827,408    $  6,806,508
 Accumulated undistributed income:
   Net investment income                                15,028             932
   Net realized gain (loss) on investment
    transactions                                       726,834         (55,645)
 Net unrealized appreciation on investments         47,778,970         172,040
NET ASSETS APPLICABLE TO OUTSTANDING SHARES       $165,348,240    $  6,923,835

Capital shares, $1.00 par value
 Authorized                                         20,000,000      10,000,000

 Outstanding                                         8,648,552         685,204

 NET ASSET VALUE PER SHARE                        $      19.12    $      10.10

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999, AND THE PERIOD MAY 17, 1999 (INCEPTION) TO JUNE 30, 1999
STATEMENT OF OPERATIONS
                                                                      STOCK
                                                     STOCK            SELECT

INVESTMENT INCOME:
 Income:
   Dividends                                      $ 1,251,925     $     31,531
   Interest                                           594,717           24,841
                                                    1,846,642           56,372
 Expenses:
   Management fees                                    723,766           20,499
   Government fees                                     12,481                -
                                                      736,247           20,499
     Net investment income                          1,110,395           35,873
REALIZED and unrealized gain ON INVESTMENTS:
 Net realized gain (loss) from investment
  transactions                                      3,586,480          (55,645)
 Increase (decrease) in net unrealized
   appreciation on investments                     (3,282,092)         140,653
     Net realized and unrealized gain (loss)
      on investments                                  304,388           85,008
     Net increase (decrease) in net assets
      resulting from operations                   $ 1,414,783     $    120,881

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                                       STOCK SELECT
                                          STOCK                       STOCK SELECT    FOR THE PERIOD
                                     SIX MONTHS ENDED    STOCK       SIX MONTHS ENDED  MAY 17, 1999
                                    DECEMBER 31, 1999  YEAR ENDED   DECEMBER 31, 1999 (INCEPTION) TO
                                       (UNAUDITED)    JUNE 30, 1999    (UNAUDITED)     JUNE 30, 1999
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income                $  1,110,395     $  3,493,940     $     35,873     $     2,697
 Net realized gain from investment
   transactions                          3,586,480       15,649,630          (55,645)          8,823
 Increase (decrease) in net
  unrealized appreciation on
   investments                          (3,282,092)       4,475,877          140,653          31,387
   Net increase in net assets
     resulting from operations           1,414,783       23,619,447          120,881          42,907
 Net equalization included in
  the price of shares issued
   and redeemed                               -            (183,501)            -               -
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                    (984,938)      (3,667,370)          (8,823)           -
 In excess of net investment income           -             (78,521)            -               -
 Net realized gain (loss) from
  investment transactions              (12,047,144)     (11,380,820)         (37,638)           -
   Decrease in net assets
     from distributions                (13,032,082)     (15,126,711)         (46,461)           -
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from 447,090; 1,609,570;
   485,532 and 210,685 shares sold,
    respectively                         8,846,599       30,716,658        4,834,951       2,079,639
 Net asset value of 585,064;
  369,217 and 4,695 shares issued
   for reinvestment of distributions    10,882,195        7,133,312           14,219            -
                                        19,728,794       37,849,970        4,849,170       2,079,639
 Cost of 1,258,342; 3,022,551;
  6,842 and 5,621 shares redeemed,
   respectively                        (24,986,514)     (58,614,795)         (66,595)        (55,706)
   Net increase (decrease) in
    net assets from capital share
     transactions                       (5,257,720)     (20,764,825)       4,782,575       2,023,933
     Net increase (decrease) in
      net assets                       (16,875,019)     (12,455,590)       4,856,995       2,066,840
NET ASSETS:
 Beginning of period                   182,223,259      194,678,849        2,066,840            -
 End of period (including
  undistributed net investment
   income of ($67,019); ($78,521);
    ($78,521) and $2,697,
     respectively)                    $165,348,240     $182,223,259     $  6,923,835     $ 2,066,840

*Distributions to shareholders:
 Income dividends per share           $       0.12     $       0.41     $        .06     $      -
 Capital gains distribution per share $       1.48     $       1.24     $        .01     $      -

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES - The Fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Stock and Stock Select) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended December 31, 1999 (excluding commercial paper, repurchase agreements and short-term securities), were as follows:

                              Other than
                           U.S. Government   U.S. Government
                             Securities        Securities
Stock Fund
Purchases                    $ 86,138,453      $  7,382,139
Proceeds from sales           106,752,837        10,993,469

Stock Select Fund
Purchases                    $  1,998,372      $     -
Proceeds from sales                70,588            -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.